Accrued expenses and other current liabilities	12 Months Ended
Dec. 31, 2023
Accrued expenses and other current liabilities
Accrued expenses and other current liabilities

14. Accrued expenses and other current liabilities

The following is a summary of accrued expenses and other current liabilities:

	As of December 31,
	2022	2023
	RMB	RMB	US$ (Note 2(d))
Deposits from packaged-tour users (a)	10,474	10,386	1,463
Payable for business combination (Note 4)	4,100	4,100	577
Accrued liabilities related to customers incentive program	3,400	3,700	521
Accrued professional service fees	11,356	3,298	465
Accrued advertising expenses	16,047	15,885	2,237
Deposits received from suppliers	72,169	64,401	9,071
Accrued operating expenses	7,662	16,535	2,329
Advanced payment from banks (b)	13,577	14,085	1,984
Discounted bank acceptance notes (c)	200,000	179,000	25,212
Others	19,527	18,091	2,549
Total	358,312	329,481	46,408

(a) Deposits from packaged-tour users represent cash paid to the Group as a deposit for overseas tours, and such amount is refundable upon completion of the tours.

(b) Advanced payment from banks represent cash received by the Group for promotional and marketing campaigns. Banks participating in these campaigns would reimburse the Group for tours sold to their credit card holders at a specified discount. Such advanced payment is recognized as revenues when revenues from the related tour are recognized.

(c) Discounted bank acceptance notes represent cash received from financial institutions by discounting of bank acceptance notes issued between the Company’s subsidiaries, which are repayable within one year with interest ranging from 0.9% to 1.9%. The issuance of notes payable is collateralized by the Group’s bank deposits of RMB200,000 and RMB179,000 as of December 31, 2022 and 2023, respectively, which were recorded in short-term investments.